UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

MAGSTAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1561	41-0780999
(State of or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 11th Avenue South, Hopkins, MN	55343
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (952) 935-6921

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   OTHER EVENTS.

On January 9, 2008, MagStar Technologies, Inc. (the “Company”) issued a press release announcing that the Company set a record date of  January 14, 2008 for its 1 for 2,000 reverse stock split.  This reverse split of the Company’s common stock is intended to take the Company private, and was originally announced on October 5, 2007.  Under the terms of the reverse split, each 2,000 shares of the Company’s common stock will be converted into one share of common stock and holders of fewer than 2,000 shares of common stock on the record date will receive cash of $.425 per pre-split share.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated January 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGSTAR TECHNOLOGIES, INC.

Dated: January 9, 2008	By	/s/ Jon L. Reissner
Jon L. Reissner
Its: Chief Executive Officer